Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SJW Corp. (the ‘‘Company’’) on Form 10-Q for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Angela Yip, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18  U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge on the date hereof:

 (1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANGELA YIP
Angela Yip
Chief Financial Officer and Treasurer
(Principal financial officer)
August 3, 2007